UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2026

DYNATRACE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-39010	47-2386428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Congress Street, 11th Floor
Boston,	Massachusetts	02210
(Address of principal executive offices)		(Zip Code)
(781) 530-1000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 26, 2026, Dynatrace, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting") to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 10, 2026 (the "Proxy Statement"). The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the four persons named below to serve as a Class I director of the Company’s Board of Directors for a three-year term that expires at the Company’s annual meeting of stockholders in 2029 or until their successor is duly elected and qualified or until their earlier resignation, death, or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Rick McConnell	170,107,278	65,680,576	1,391,439	21,659,292
Michael Capone	149,285,296	86,478,884	1,415,113	21,659,292
Stephen Lifshatz	148,572,811	87,184,818	1,421,664	21,659,292
George Riedel	229,330,676	7,634,311	214,306	21,659,292

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
247,923,660	10,564,983	349,942	0

Proposal 3 – Non-Binding, Advisory Vote to Approve the Compensation of Named Executive Officers

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
219,597,331	17,214,901	367,061	21,659,292

No other matters were brought before the Annual Meeting and no other votes were held.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2026	DYNATRACE, INC.

	By:	/s/ Nicole Fitzpatrick
Name: Nicole Fitzpatrick
Title: Executive Vice President, Chief Legal Officer & Secretary